--------------------------------------------------------------------------------
                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                           reported): March 23, 2005

        CWALT, INC., (as depositor under the Trust Agreement, dated as of March 25, 2005, providing for the issuance of the Alternative
         Loan Trust Resecuritization 2005-12R, Resecuritization Pass-
                    Through Certificates, Series 2005-12R).

                                  CWALT, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

     Delaware                        333-109248                  87-0698307
----------------------------         ----------                  ----------
(State or other jurisdiction         (Commission               (IRS Employer
   of incorporation)                 File Number)            Identification No.)

4500 Park Granada
Calabasas, California                                               91302
---------------------                                             ---------
(Address of principal                                             (Zip Code)
 executive offices)

Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

--------------------------------------------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b)

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events
---------   ------------
Item 8.01.  Other Events
---------   ------------

It is expected that during March 2005, a single series of certificates, entitled Alternative Loan Trust Resecuritization 2005-12R, Resecuritization Pass-Through Certificates, Series 2005-12R (the "Certificates"), will be issued pursuant to a trust agreement (the "Trust Agreement"), to be entered into by and among CWALT, Inc., as depositor, Bear, Stearns & Co. Inc, as underlying certificate seller, and The Bank of New York, as trustee. Certain classes of the Certificates will be registered under the Registrant's registration statement on Form S-3 (no. 333-117949) and sold to Bear, Stearns & Co. Inc. (the "Underlying Certificate Seller") pursuant to an Underwriting Agreement to be entered into by and between the Registrant and the Underwriter.

     In connection with the expected sale of the Certificates, the Registrant has been advised that the Underwriter has furnished to prospective investors certain information attached hereto as Exhibit 99.1 that may be considered "Computational Materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and/or "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

     The Computational Materials and/or ABS Term Sheets attached hereto have been prepared and provided to the Registrant by the Underwriter. The information in such Computational Materials and ABS Term Sheets is preliminary and will be superseded by the final Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission. To the extent any Computational Materials and ABS Term Sheets previously filed by the Registrant with respect to the Certificates are inconsistent with the Computational Materials and ABS Term Sheets attached hereto, such previously filed Computational Materials and ABS Term Sheets are superseded by the Computational Materials and ABS Term Sheets attached hereto.


---------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement, of CWALT, Inc., relating to its Resecuritization Pass-Through Certificates, Series 2005-12R.

Section 9   Financial Statements and Exhibits
---------   ---------------------------------
Item 9.01.  Financial Statements and Exhibits.
----------  ----------------------------------

(a) Financial statements of businesses acquired:
    --------------------------------------------
        Not applicable.

(b) Pro forma financial information:
    --------------------------------
        Not applicable.

(c) Exhibits:
    ---------
Exhibit No.   Description
-----------
     99.1     Computational Materials and/or ABS Term Sheets.

                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CWALT, INC.




                                             By: / s / Darren Bigby
                                                 ------------------
                                             Darren Bigby
                                             Vice President


Dated:  March 29, 2005

                                 Exhibit Index



Exhibit                                                                 Page

99.1   Computational Materials and/or ABS Term Sheets.                    6